SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2003

Concord Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-23067	04-2710876

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Nickerson Road, Marlboro, Massachusetts		01752

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (508) 460-4646

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number	Description

99.1	Form of press release dated October 16, 2003.

Item 12. Results of Operations and Financial Condition.

     On October 16, 2003, Concord issued a press release announcing its results of operations for the quarterly period ending
September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following information, including Exhibit  99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORD COMMUNICATIONS, INC.

Date: October 16, 2003	By:	/s/ Melissa H. Cruz

Melissa H. Cruz Executive Vice President of Business Services, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Form of press release dated October 16, 2003.